Exhibit 99.2

SARS Corp. Completes Restructuring of Management Team

WASHINGTON, Ill., Mar 24, 2010 (GlobeNewswire via COMTEX) -- SARS Corporation, a Nevada corporation d/b/a FasTech Holdings, Inc. ("SARS" or the "Company") (Pink Sheets:SARO) announces the completion of the restructuring of its management team. SARS confirmed the reappointment's of Mark Swank as Chairman, Chief Executive Officer and President. Mr. Swank, who briefly stepped aside from the positions during SARS' acquisition of HVAC businesses during the second half of 2009, will again head the Company as it looks to expand its core operations in the HVAC, construction and installation industry. Frank Bonadio will remain as Chief Operating Officer and Director, managing the day-to-day operations of SARS. SARS also appoints Phillip Heinz as Senior Vice-President and Chief Financial Officer of SARS. Mr. Heinz previously acted as Controller of several of the HVAC companies acquired in 2009.

The appointments are concurrent with the resignation of Larry Shelver as CEO and President, Alan Chaffee as Chief Financial Officer and Clayton Shelver as Chief Technology and Information Officer. Clayton Shelver will remain as a Director of SARS. The senior management resignations arise in connection with the Company's completion of its transition from a remote assets tracking company to a mechanical and electrical construction, energy infrastructure, and facilities Services Company with remote automation technology, system control and monitoring in commercial spaces, as well as in connection with the relocation of the Company's core operations to Illinois.

Mr. Swank, Mr. Bonadio and Mr. Heinz each bring to SARS Corporation a strong labor relations background with years of union contract negotiations experience and National Labor Relations Board hearings experience. Mr. Swank and Mr. Bonadio bring hands-on familiarity with building construction management, manufacturing, construction approval and implementation of ISO 9000 quality programs, safety plans, environmental regulatory compliance plans, hazardous waste program implementation and compliance, employee training and certification, and has experience in insurance and bonding.

SARS continues to develop and consolidate the mechanical construction, electrical contracting and facilities services companies it acquired through mergers, and has also targeted several other construction and contracting companies, which SARS is currently analyzing for potential acquisition or merger with SARS. Mr. Swank's goal is to expand SARS both organically and through strategic acquisitions and mergers, depending on the strategic value of such companies and feasibility of such transactions. SARS' core focus remains contract installation and servicing of heating, ventilation, and air-conditioning ("HVAC") systems and related plumbing/piping for industrial, residential, and commercial facilities. Its sales are typically developed by a direct market approach -- working with architects and general contractors.

SARS continues to make progress in adapting its remote tracking and monitoring experience to remote management of fixed assets, primarily heating, ventilation, and air-conditioning systems, and is refining its ability to provide its facilities management customers with a centralized, hardware-indifferent technology platform for aggregating, analyzing and disseminating energy management and facilities environmental control systems.

SARS intends to provide its HVAC and facilities management customers with a wide range of capabilities, including data warehousing and subsequent presentation of multiple data sets, providing location and maintenance records, security status, control data, and state of goods. SARS expects that the remote systems services and capabilities will provide the Company with both repeat and ongoing HVAC construction and upkeep as its existing and historic customers look to modernize and upgrade their environmental control, energy management and maintenance systems. Projected customer benefits from the system include HVAC environment optimization, energy conservation, cost efficiency, and administrative cost reduction, which the Company expects will increase potential revenue and net margins.

Mark Swank, CEO, elaborated, "If you're a high-end HVAC, plumbing or facilities management contractor, the market looks good for the foreseeable future."

The growth has lead to several shifts in the construction sector:
  --  Firms are expanding their reach through acquisitions
  --  A demand for specialty contractors has resulted in the implementation of new programs at firms and within union specialties
  --  An examination of strict hiring laws regarding legal immigrant workers
  --  Reexamining starting pay scales to attract young people into the field
  --  Improving workplace wellness and safety

About SARS Corp.

SARS, d/b/a FasTech Holdings, Inc., is a control systems contracting and services company, providing design and sales, installation services, and monitoring software to building owners and operators. We design, install, and service innovative systems to create comfortable, efficient environments, and facilitate the use of systems automation and controls monitoring in commercial spaces. Our preferred HVAC solutions reduce energy consumption and greenhouse gases while increasing operating efficiency. We offer software solutions that enable building owners and management companies to manage and control assets remotely. This high level of visibility means any problems can be resolved faster, maintaining occupant comfort and minimizing deviations from energy saving strategies. The potential benefits of FasTech's systems include reduced operating costs, preserved system investments, increased equipment life, lowered maintenance costs, rapid problem identification, and improved operating efficiency.
The SARS Corp. logo is available at http://www.globenewswire.com/newsroom/prs/?pkgid=5966
FasTech Services, Inc. ("FasTech Services"), is a wholly owned subsidiary of FasTech, a consolidation of a conglomerate of mechanical and electrical construction, energy infrastructure, and facilities services companies that design, install, service and monitor systems that create comfortable, efficient facility environments. It installs building automation technology for commercial spaces in various industries and monitors and controls these systems from off-site locations. FasTech Services specifically provides services for industrial, residential and commercial heating ventilation and air conditioning ("HVAC") systems as well as plumbing, piping and necessary fixtures. The companies acquired included Environmental Insulation, Inc., ESDD, LLC, Alternatech, Inc., Swank Enterprises, Inc. d/b/a Art & Print, Inc., Associated Mechanical, Inc. and R.J. Power Plumbing & Heating Company. Visit FasTech at: www.fastech-inc.com.

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Safe Harbor Statement
This Press Release contains forward-looking statements identified because context of the statement includes words as SARS "expects," "should," "believes," "anticipates" or words of similar import. Forward-looking statements are subject to certain risks and uncertainties including the financial performance of SARS which could cause actual results, performance or achievements of SARS to differ materially from any future results, performance or achievements expressed or implied. Readers are cautioned not to place undue reliance on these forward-looking statements.
This Press Release does not constitute or form any part of any offer or invitation to sell or issue or any solicitation of any offer to purchase or subscribe for any securities in any jurisdiction, nor shall it (or any part of it) or the fact of its distribution form the basis of, or be relied upon in connection with, or act as any inducement to enter into, any contract or commitment therefore. "Forward-looking statements," defined in the Private Securities Litigation Reform Act of 1995, may be included in this press release. These statements relate to future events and/or our future financial performance. These statements are predictions and may differ materially from actual future events or results. SARS disclaims any intention or obligation to revise any forward-looking statements whether as a result of new information, future developments or otherwise. Please refer to the documents filed by SARS with the Securities and Exchange Commission, which identify important risk factors that could cause actual results to differ from those contained in forward-looking statements, including, but not limited to, risks associated with our ability to: (i) increase revenues and gain profitability, (ii) collect payables, (iii) obtain financing necessary to restructure its current liabilities and long term debt obligations (iv) successful integrate the business, books and records and management of the FasTech entities with that of SARS, (v) respond to actions of our competitors, (vi) develop new services and markets for our services, remain in compliance with regulatory rules and regulations and to integrate such services with the products/services of co-joint ventures and (vii) foresee and make necessary changes to our business strategies.
This news release was distributed by GlobeNewswire, www.globenewswire.com

SOURCE: SARS Corp.
By Staff
CONTACT:            FasTech Holdings, Inc.
                                 Investor Relations:
                                309-427-5961